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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-26025 and No. 333-37117) and Form S-4 (No. 333-51523) and in the Registration Statements on Form S-8 (No. 333-34335 and No. 333-40251) of Science Applications International Corporation of our report dated April 3, 1998 appearing on page F-2 of this Annual Report on Form 10-K. We also hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-26025 and No. 333-37117) and Form S-4 (No. 333-51523) and in the Registration Statements on Form S-8 (No. 333-34335 and No. 333-40251) of Science Applications International Corporation of our report dated February 27, 1998 relating to the Science Applications International Corporation Employee Stock Purchase Plan appearing on page F-2 of
Exhibit 28 (a) of this Annual Report on Form 10-K. We also hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-26025 and No. 333-37117) and Form S-4 (No. 333-51523) and in the Registration Statements on Form S-8 (No. 333-34335 and No. 333-40251) of Science Applications International Corporation of our report dated April 3, 1998 relating to the Science Applications International Corporation Cash or Deferred Arrangement appearing on page F-2 of
Exhibit 28 (b) of this Annual Report on Form 10-K. We also hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-26025 and No. 333-37117) and Form S-4 (No. 333-51523) and in the Registration Statements on Form S-8 (No. 333-34335 and No. 333-40251) of Science Applications International Corporation of our report dated April 3, 1998 relating to the TransCore Retirement Savings Plan appearing on page F-2 of Exhibit 28 (c) of this Annual Report on Form 10-K. We also hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-26025 and No. 333-37117) and Form S-4 (No. 333-51523) and in the Registration Statements on Form S-8 (No. 333-34335 and No. 333-40251) of Science Applications International Corporation of our report dated April 3, 1998 relating to the Bell Communications Research Savings and Security Plan appearing on page F-2 of
Exhibit 28 (d) of this Annual Report on Form 10-K. We also hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-26025 and No. 333-37117) and Form S-4 (No. 333-51523) and in the Registration Statements on Form S-8 (No. 333-34335 and No. 333-40251) of Science Applications International Corporation of our report dated April 3, 1998 relating to the Bell Communications Research Savings Plan For Salaried Employees appearing on page F-2 of Exhibit 28 (e) of this Annual Report on Form 10-K.


PRICE WATERHOUSE LLP

San Diego, California
April 29, 1998